UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: March 1, 2006



                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ____________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Atwood Oceanics, Inc. (collectively with its subsidiaries, the "Company") announced that its wholly owned subsidiary, Atwood Oceanics Pacific Limited ("AOPL"), executed on March 1, 2006, a definitive construction agreement with Keppel AmFELS, Inc. to construct a mobile self elevating LeTourneau SUPER 116E design Jack-up. This construction agreement was executed in accordance with a letter of intent which was disclosed in the Company's Form 8-K filing dated February 6, 2006. The new rig will be constructed at the Keppel AmFELS yard in Brownsville, Texas and delivery is expected to occur no later than September 30, 2008. AOPL estimates the total cost of construction (including administrative and overhead costs and capitalized interest) will be around $160 million. Atwood Oceanics, Inc. will guarantee certain of AOPL's payment obligations under the construction agreement. This rig will become the ninth Company owned mobile offshore drilling unit. A copy of the construction agreement is attached to this report as Exhibit 10.1

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with a possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.

ITEM 9.01         FINANCIAL STATEMENT AND EXHIBITS

(d)  10.1    Construction Agreement


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



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ATWOOD OCEANICS, INC.
                                               (Registrant)

                                               /s/ James M. Holland
                                               James M. Holland
                                               Senior Vice President

                                               DATE: March 2, 2006






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

                                                                  EXHIBIT 10.1





                         PLATFORM CONSTRUCTION AGREEMENT

                                 BY AND BETWEEN

                         ATWOOD OCEANICS PACIFIC LIMITED

                             AND KEPPEL AmFELS, INC.

                                  March 1, 2006

                                     Section

1.       Commencement and Prosecution of the Work
2.       Contract Price
3.       Parent Guarantee
4.       Representatives and Progress of Platform
5.       Changes and Additional Work
6.       Owner Furnished Equipment
7.       Liens
8.       Insurance
9.       Title and Risk of Loss
10.      Delivery
11.      Warranty
12.      Indemnification Provisions
13.      Patent Indemnity
14.      General Limitation of Liability
15.      Force Majeure
16.      Independent Contractor
17.      Default
18.      Litigation
19.      Notice
20.      Successors and Assigns
21.      Governing Law
22.      Modification or Waiver
23.      Reliance
24.      Waiver of Consumer Rights and Representations of Owner
25.      Export Laws
26.      Licenses
27.      Computation of Time
28.      Severability
29.      Confidentiality and Ancillary Agreements
30.      Construction

Exhibit A
         Payment Schedule

Exhibit B
         Specifications and Drawing

Exhibit C
         Ancillary Agreement

Exhibit D
         Confidentiality Agreement

Exhibit E
         Parent Guarantee


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




                         PLATFORM CONSTRUCTION AGREEMENT

         This Agreement including the Exhibits attached hereto which are incorporated by reference herein and made a part hereof (hereinafter referred to as this "Contract"), entered into on the 1st day of March, 2006, by and between ATWOOD OCEANICS PACIFIC LIMITED, a Cayman Islands corporation (hereinafter referred to as "Owner") and KEPPEL AmFELS, INC., a corporation organized under the laws of the State of Texas (hereinafter referred to as "Builder").

                              W I T N E S S E T H:
1.       Commencement and Prosecution of Work

         (a) Builder hereby agrees with Owner to commence the construction of at Builder's shipyard at Brownsville, Texas ("Builder's Yard"), to prosecute in accordance with good shipyard practice to completion, and to use reasonable commercial efforts to deliver to Owner by September 30, 2008 (such date as the same may be extended under the terms of this Agreement is referred to herein as the "Scheduled Delivery Date"), at Builder's Yard a mobile, self-contained and elevating LeTourneau Super 116E class platform, being Builder's Yard No. P199, in accordance with
                  (i) Builder's specifications 2006.2, dated February 2006 and all related drawings, plans and data, whether now or
                  hereafter  prepared  by  Builder  (hereinafter   referred
                  to  collectively  as  the   "Specifications"),   the  said
                  Specifications having been (or shall be, in instances where specifications, drawings, plans, and data are hereafter prepared) initialed by Builder and Owner as evidence of the accuracy thereof, being in the form attached hereto as Exhibit "B", and being (and to be) hereby incorporated by reference as part of this Agreement and (ii) the certain rules of the American Bureau of Shipping (hereinafter referred to as the "ABS"), Rules for Building and Classing Offshore Mobile Drilling Units, 2005, Part 3, Hull Construction and Equipment, Sections 1 through 10 which were in effect and enforced against Builder by the ABS as of the date of this Agreement and which are specified and limited in Part I of the Specifications. For purposes of this Agreement, the mobile, self-contained, and elevating platform to be constructed and delivered to Owner in accordance herewith shall be referred to as the "Platform". Owner hereby agrees with Builder to purchase the Platform from Builder, and to pay Builder for same, all in accordance with the provisions of this Agreement.

         (b) If any conflict or inconsistency shall arise between this Agreement and the Specifications, this Agreement shall prevail. Similarly, if any conflict or inconsistency shall arise between the written Specifications and the Specification drawings, the written Specifications shall prevail. In the event of a dispute as to conformity with ABS classification requirements, the decision of the ABS shall be final.

         (c) Notwithstanding anything in this Agreement to the contrary, it is expressly understood that the obligations of Builder under this Agreement are subject to and conditioned upon the availability of the Builder's Licensor LeTourneau, Inc. ("LeTourneau") Kit and License, it being expressly recognized and agreed by the parties (i) that Owner paid a deposit to LeTourneau to secure the Kit and License for the Platform, with the amount of such deposit to be applied as a credit to Owner in Builder's first invoice for payment under Section 2 hereof, (ii) that Builder and LeTourneau are concurrently herewith executing and delivering a Kit Agreement and License Agreement for the Platform (the "LeTourneau Agreements"), which have been approved by Owner and copies of which have been provided to Owner.

         (d) Provided Builder shall not be in default of its obligations under this Agreement and the LeTourneau Agreements.
                  Builder shall have no liability of any nature whatsoever, including damages (whether direct, incidental, consequential, special, or otherwise) to Owner if LeTourneau is unable to or otherwise fails or refuses to fully and timely perform all of its covenants, agreements, and undertakings under the executed and delivered LeTourneau Agreements for the Platform or if all subjects and conditions under the executed and delivered LeTourneau Agreements for the Platform are not fully and timely met. As used in this Agreement, "Package" and "Equipment" shall have the meanings set forth in the executed and delivered LeTourneau Agreements for the Platform. In the event LeTourneau is unable to or otherwise fails or refuses to fully and timely perform all of its covenants, agreements, and undertakings under the executed and delivered LeTourneau Agreements for the Platform or if all subjects and conditions under the executed and delivered LeTourneau Agreements for the Platform are not fully and timely met and as a result thereof Builder is delayed in the construction of the Platform for ninety (90) days, Builder and Owner shall each have the right to suspend this Agreement and if the delay continues for an additional ninety (90) days Builder and Owner shall each have the right to terminate this Agreement without further liability of either party to the other except that Builder shall retain all progress payments made pursuant to Section 2(b) hereinbelow and shall be paid by Owner for the price for that portion of the Platform then constructed for which progress payments have not yet been made and all work in process (including profit on all to Builder). In the event of suspension as provided herein, Builder's work on the Platform shall recommence when LeTourneau resumes its performance and cures its failure or refusal to fully and timely perform all of its covenants, agreements, and undertakings under the executed and delivered LeTourneau Agreements for the Platform.

         (f) In the event that any of the equipment or materials required to be furnished by Builder in the performance of the work under this Agreement cannot be timely procured or are in short supply, Builder may supply other materials and equipment complying with the requirements of this Agreement and the Specifications.

2.       Contract Price.

         (a) As consideration for Builder's construction of the Platform in accordance with the terms of this Agreement, Owner agrees to pay Builder the sum of U.S. Dollars One Hundred Nine Million

                  Six Hundred Ninety One Thousand Six Hundred Eighty Seven only ($109,691,687.00), subject to adjustment as provided in this Agreement including Exhibit "A" hereto (hereinafter referred to as the "Contract Price") to Builder's account as provided herein or at such other place as Builder may from time to time designate in writing to Owner.

         (b) The Contract Price shall be paid by Owner to Builder in installments as provided in Exhibit "A" attached to and made a part of this Agreement. Wire transfer shall be made to Builder's account at JP Morgan Chase Bank as follows:

                           JP Morgan Chase Bank 1475 Ruben Torres Boulevard Brownsville, Texas 78521 ACCOUNT NUMBER 06700278275 ABA NUMBER 113000609

         (c) Builder shall submit to Owner invoices at least five (5) working days prior to the date any payment is due under this Agreement.

         (d) Any agreed lump sum change order price shall be paid 50% of the change order value upon confirmation of change order and the balance of 50% on the last scheduled installment as stipulated in subsection (b) above. For change orders performed on time and material basis, payments shall be made monthly based upon percentage of completion of the change.

         (e) All costs for ABS approvals for the Platform are for the Builder's account, with the exception of inspections and certificates for Owner Furnished Equipment.

         (f) Prior to delivery of the Platform to Owner, the Builder shall furnish evidence satisfactory to the Owner showing that no liens, claims, security interests or rights in rem of any kind have been or can be acquired against the Platform by, through, or under Builder. Subject to the provisions of Section 7, the Platform shall be delivered to Owner free and clear of any liens or encumbrances whatsoever, together with a Builder's Certificate and Bill of Sale and such other documents required by law, any regulatory agency, or this Agreement.

         (g) All progress payments, payments for change orders, and other sums owing by Owner to Builder under this Agreement must be paid in full at the time of delivery of the Platform under this Agreement and in any event prior to departure of the Platform from Builder's Yard. If Owner disputes in good faith any sums claimed by Builder under or in connection with this Agreement, Owner shall provide to Builder a corporate surety bond from a first class U.S. surety acceptable to Builder in a form reasonable satisfactory to Builder. Such bond shall be in an amount equal to 150% of the disputed sum. The bond must be executed and delivered to Builder at the time of delivery of the Platform under this Agreement and in any event prior to departure of the Platform from Builder's Yard.

         (h) All amounts owing to a party by the other party pursuant to this Agreement shall bear interest at the lesser of the highest lawful rate or the rate equal to the "Prime Rate" as published in the Wall Street Journal plus three percent (3%) per annum from the date notice of failure to pay is received by the party and the party fails to pay same within thirty
                  (30) days, until paid in full.

3.       Parent Guarantee

         To induce Builder to enter into this Agreement and at the special insistence of Builder, Owner concurrently with the execution of this Agreement shall cause to be executed and delivered to Builder a parent guarantee of payment from Atwood Oceanics, Inc. in the form attached hereto as Exhibit "E".

4.       Representatives and Progress of Platform.

         (a) Builder will furnish office space and parking facilities at the Builder's Yard for Owner's authorized representatives (the "Representative"), who will have complete and unrestricted access to the Builder's Yard, or its subcontractors, where the Platform under this Agreement is being constructed. Costs for services (toilet facilities, air conditioning and lighting), furniture and office equipment such as telephones, facsimile, computers, networking, duplicating facilities, long distance telephone calls, facsimiles, e-mail, and duplication will be for Owner's account. Such authorized Representatives shall have the right to make inspection of workmanship, material, equipment and supplies as the construction of the Platform progresses and shall notify Builder in writing of any deficiencies noted therein, and Builder will then take such steps as are necessary to correct such deficiencies. Builder shall give notice to Owner and its Representative at least forty-eight (48) hours in advance of the date and place of all tests, trials, and inspections. Inspections shall be made so as not to impede the progress of the construction of the Platform and if defective or non-conforming workmanship or material is rejected, rejection shall be made promptly in order that Builder may minimize the expense and disruption of construction. In the event Owner's Representative shall fail to be present at any properly notified test, trial, or inspection, the results thereof shall be binding on Owner. Owner shall ensure that its Representative shall not in performing their inspections obstruct the construction schedule for the Platform. If Owner's Representative fails to promptly submit to Builder notification of any non-conforming work
                  (within two [2] business days of discovery by Owner) discovered by Owner's Representative, Owner shall be deemed to have approved such item and Owner shall be precluded from making demand for correction of such item, refusing to accept tender of delivery of the Platform, or claiming such item as a warranty defect under Builder's warranty set forth in
                  Section 11 herein below.

         (b) In all working hours during the construction of the Platform until delivery thereof, the Representative and all assistants of the Representative shall be given free and ready access to the Platform and to any other place where construction of the Platform is being done or materials are being processed or stored in connection with the construction of the Platform, including the yards, workshops, stores and offices of Builder, and the premises of subcontractors of Builder who are doing work for the Platform or storing materials at such premises in connection with the Platform's construction.

         (c) Builder shall appoint a project manager who shall be the direct interface with the Owner's Representative, with full authority to act for Builder under this Agreement. Owner shall designate a project manager in writing to Builder, with full authority to act for Owner under this Agreement. Builder and Owner may from time to time designate substitute project managers in writing with such authority.

         (d) If any difference in opinion between parties hereto shall arise during the construction of the Platform concerning technical matters in respect of the materials and workmanship covered by the ABS rules, such difference in opinion shall be referred to ABS whose opinion thereof shall be final and binding upon both parties.

         (e) Within thirty (30) days of the date of this Agreement the Builder shall deliver to the Owner a key event production schedule (the "Production Schedule") showing planned construction progress of the Platform. The Production Schedule shall be reasonably acceptable to the Owner.
                  The Builder shall develop an overall Platform erection plan that integrates material delivery and assembly actions needed to schedule work flow during all phases of construction. This plan shall encompass sufficient planning data to assure that all phases of construction can be
                  adequately accomplished   so  as  to  deliver  the  Platform
                  on or before the Scheduled Delivery Date. The Platform erection/construction plan shall be furnished to Owner within sixty (60) days after the effective date of this Agreement and shall, upon acceptance by Owner, become by reference an integral part of the Production Schedule. The Scheduled Delivery Date shall be extended by any delay caused by act or omission of Owner, failure to timely deliver to Builder any Owner Furnished Equipment, delays caused by ABS or any governmental agency, changes made pursuant to an approved change order, events of force majeure, or inability of or failure or refusal of LeTourneau to fully and timely perform all of its covenants, agreements, and undertakings under the executed and delivered LeTourneau Agreements or if all subjects and conditions under the executed and delivered LeTourneau Agreements are not fully and timely met. Timely updates and reports on the progress of the Project Schedule shall be made as outlined in the Specifications.

         (f) Included in the Specifications is a list of tests and trials to be performed by Builder in connection with the completion of the Platform. Owner's Representative shall be given the number of days of prior notice for each applicable test or trial as set forth in the Specifications.

5.       Changes and Additional Work.

         (a) Owner shall have the right, at any time or times, to request that reasonable change or changes be made in any of the Specifications, and Owner shall issue to Builder a written change order to be executed by Owner and Builder; provided, however, if such requested change or changes in the aggregate would materially increase the overall scope of work so as to adversely impact Builder's other work or commitments or if LeTourneau refuses to agree to any requested change with respect to the Package or the Equipment or if Builder and Owner cannot reach agreement as to a lump sum price or credit or change in the Scheduled Delivery Date or other terms and conditions of this Agreement or the Specifications, Builder shall have no obligation to Owner to perform same. If any change necessitates an increase or decrease in the quantity or quality of the materials or the nature of the labor to be furnished by Builder for the Platform, then the Contract Price shall be increased or decreased on a lump sum basis in accordance with the mutual agreement of the parties. Builder shall be entitled to make minor changes to the Specifications, if found necessary, for the introduction of improved production methods or otherwise, subject to Owner's approval not to be unreasonably withheld.

         (b) If any such change will prolong the time for completion of the Platform, the Scheduled Delivery Date provided hereunder shall be extended accordingly.

6.       Owner Furnished Equipment

         (a) Within forty-five (45) days of the execution of this Agreement, Builder shall furnish to Owner a schedule of vendor certified drawing (VCD) delivery dates and in-yard delivery dates of those items of material, equipment, engineering data and information ("Owner Furnished Equipment"), as are set forth in the Specifications to be provided by Owner. The time for delivery of the Owner Furnished Equipment as detailed on such delivery schedule shall be such so as to not cause Builder to be delayed in the timely prosecution of the work in accordance with the Production Schedule.

         (b) Builder shall at its own cost install the Owner Furnished Equipment. Builder's scope of work includes all necessary foundations and supplies, such as, but not limited to, electric power, air, fuel, steam, etc. All Owner Furnished Equipment shall be delivered by Owner to Builder at Builder's Yard in their assembled form, tested and in proper condition, ready for installation in or on the Platform, in accordance with the Production Schedule. Builder will assist Owner in unloading all Owner Furnished Equipment. Suitable storage will be provided by Builder for all Owner Furnished Equipment.

         (c) In order to facilitate installation by Builder of the Owner Furnished Equipment on the Platform, Owner shall furnish the Builder with all necessary information including specifications, plans, drawings, instruction books, manuals, test reports and certificates. Owner, if so requested by Builder, shall without any charge to Builder cause representatives of the manufacturers of the Owner Furnished Equipment to assist Builder in installation thereof in or on the Platform and/or to carry out installation thereof by themselves or to make necessary adjustments thereof at the Yard. Builder's scope of work under this Agreement excludes any testing, adjustment of equipment, repair and modification and supply of all inter-connecting parts.

       (d) In the event of a delay in delivery of any Owner Furnished Equipment, then Owner and Builder shall mutually agree on a new installation date of the delayed Owner Furnished Equipment. If no agreement is reached between both parties within fifteen (15) days, then Builder shall have the right to proceed with the construction of the Platform without installation of the delayed Owner Furnished Equipment on the Platform, without prejudice to Builder's other rights as hereinabove provided, and Owner shall accept and take delivery of Platform as so constructed.

       (e) On delivery of each consignment of Owner Furnished Equipment, Builder shall assist Owner in the inspection of the consignment delivered. Any and all of the Owner Furnished Equipment shall be subject to Builder's reasonable right of rejection as and if they are found to be unsatisfactory or in improper condition for installation. In such instances, Builder shall first give adequate notice to Owner before being entitled to reject the Owner Furnished Equipment.

         (f) Should Owner fail to timely deliver the Owner Furnished Equipment as provided in this Agreement and such delay results in increased costs to Builder, Owner shall reimburse Builder for such increased cost as and when incurred.

7.       Liens

         Provided Builder is paid all amounts owing to Builder by Owner under this Agreement as and when due, Builder shall not place or create or permit to be placed or created, any liens, charges, or encumbrances on, or security interests as to, or pledges of, the Platform, including, but not limited to, Owner Furnished Equipment, and any lien, charge, encumbrance or security interest so placed or created by or through Builder, its subcontractors and suppliers, or any of them, shall be forthwith released by the Builder. The Builder shall release and cause to be discharged any such lien, charge, encumbrance or security interest. In the event Builder fails to secure the discharge or release of any such lien, charge, encumbrance or security interest, after notice to Builder the Owner may secure the removal of same, in which event the Builder shall reimburse the Owner for its costs of securing such discharge or release (which cost shall include any expenses incurred in connection therewith) or at Owner's sole option by deducting such sum from any payments due or to become due the Builder's under this Agreement. In the event such cost is in excess of the amount of any such reimbursement by deductions, the Builder further agrees to pay the amount of such excess to the Owner upon demand.

8.       Insurance

         Builder shall obtain and maintain during all times hereunder the following insurances:

         (a) Worker's Compensation (including occupational disease), United States Longshoremen and Harbor Workers, and employer's liability insurance in accordance with the applicable statutory requirements of the jurisdiction in which the Platform is constructed, with maritime and in rem, alternate employer, and voluntary compensation coverages, with limits on the employer's liability coverage of not less than U.S. $1,000,000 for bodily injury per person and with excess liability limits of not less than U.S. $10,000,000 per occurrence.

         (b) Broad Form Comprehensive General Liability Insurance covering all of the operations of Builder, including Contractual Liability and Contractor's Protective Liability with a combined single limit of not less than U.S. $1,000,000 per occurrence for bodily injury and/or property damage, including products and completed operations coverage, with excess liability limits of not less than U.S. $10,000,000 per occurrence.

         (c) Each of the foregoing insurance policies shall, either on the face thereof or by appropriate endorsement name (except for the policies specified in subsection (a) above) Owner as an additional assured with respect to the indemnities of Builder assumed under this Agreement, provide that the insurance policy shall not be cancelled or coverage reduced except upon thirty (30) days prior written notice to Owner, contain waivers of subrogation pursuant to which the insurer waives all express or implied rights of subrogation against Owner, provide that Owner shall not be liable for premiums or calls, and be retained in full force and effect by Builder until the completion of the Platform hereunder as provided below. Builder shall be responsible for all deductibles and self- insured retentions, to the extent the loss or claim would otherwise be covered by Builder's indemnities contained in this Agreement. Concurrently with the execution of this Agreement, Builder shall furnish to Owner certificates or other evidence satisfactory to the other of the insurance required hereunder.

         (d) Until final delivery of the Platform, Builder shall its own cost and expense, keep the Platform and all equipment and materials either delivered to the Yard or being handled by Builder for the Platform or built into, or installed in or upon the Platform including, but not limited to, Owner Furnished Equipment, fully insured under coverage and with underwriters satisfactory to the Owner and not more restrictive than the current form of London or American Institute Clauses for Builder's Risks or equivalent form, including tests and trials clauses. The Builder's Risks insurance shall include supplemental coverage for war risks, strikes, lockouts, labor disturbances, riot or civil commotion, earthquakes, and protection and indemnity risks. The amount of such insurance coverage shall be in an amount at least equal to the Contract Price and shall be increased from time to time to cover the cost of all changes, alterations, or modifications.

         (e) The Builder's Risks policy shall be taken out in the joint names of Builder and Owner and all losses under such policy shall be payable to the Builder and Owner in accordance with their respective interests. The policies shall provide that there shall be no recourse against the Owner for the payment of premiums or other charges and shall further provide that at least thirty (30) days' prior written notice of any material alteration, cancellation, or cancellation for the non-payment of premiums or other charges shall be given to the Owner by the insurance underwriters. Any deductible under this insurance policy shall be for the account of Builder.

9.       Title and Risk of Loss

         (a) Title to the Platform, to the extent completed and all equipment and materials destined for incorporation therein, whether located at Builder's Yard or elsewhere, shall immediately vest in Owner when the same is paid for by Owner, whether prior to or after incorporation into the Platform; provided, however, that title to the LeTourneau Kit components shall vest in Owner only at such time as the same are delivered by LeTourneau to Builder. The vesting of title shall not relieve Builder of its obligation to replace damaged or defective equipment and materials at Builder's expense and to complete and deliver the Platform in accordance with the provisions of this Agreement. Risk of loss of the Platform shall pass to Owner upon delivery and acceptance thereof in accordance with this Agreement.

         (b) To the extent that title to any part of the Platform or the materials destined for incorporation in either platform has passed from Builder to Owner or Owner otherwise obtains any rights therein, whether now owned or hereafter acquired, Owner as debtor hereby grants to Builder as a secured party a security interest and lien upon same and all right, title, and interest of Owner thereto and the proceeds and products thereto, to secure the performance of Owner under this Agreement and the payment to Builder of all payments required to be paid by Owner to Builder under this Agreement. In connection herewith, Builder shall upon Owner's default under this Agreement have all rights and remedies of a secured party under the Uniform Commercial Code of Texas. The security interest and lien granted to Builder hereunder and the rights and remedies of Builder herein shall be deemed cumulative and in addition to the rights and remedies otherwise available to Builder at law or in equity or in contract, including without limitation the rights of Builder under Article 2 of the Texas Uniform Commercial Code.

         (c) If the Platform or any Owner Furnished Equipment shall be damaged by any insured cause whatsoever prior to acceptance thereof by Owner and such damage does not constitute an actual or a constructive total loss of the Platform, Builder and/or Owner shall apply the amount recovered under the insurance policy referred to in Section 8(d) of this Agreement to the repair of such damage and Owner shall accept the Platform under this Agreement if completed in accordance with this Agreement and the Specifications. The Production Schedule including the Scheduled Delivery Date shall be deemed extended by the time necessary to repair such damage.

         (d) In the event of an actual or constructive total loss of the Platform prior to delivery, this Agreement shall automatically be deemed terminated, and Builder shall retain all progress payments made pursuant to Section 2(b) hereinabove and shall be paid by Owner for the price for that portion of the Platform then constructed for which progress payments have not yet been made and all work in progress (including profit on all to Builder). In the event that the actual or constructive total loss of the Platform results from the operation of an insurable risk covered by insurance as required under Section 8(d) of this Agreement, all of the proceeds of such insurance payable as a result of such loss shall be paid to the Owner and the Builder as their interests may appear.

10.      Delivery

         (a) Upon completion of the construction of the Platform and the tests and trials as provided in the Specifications, Builder shall tender delivery of the Platform to Owner. Prior to tendering delivery, Builder shall have remedied at Builder's sole cost and expense any defects discovered by Owner or Builder in Builder's workmanship or equipment and materials including installation of Owner Furnished Equipment or any other nonconformity of the Platform with the requirements of the Specifications and performed any retests necessary to ensure that such items have been fully corrected. Owner shall accept such tender of delivery, and Owner shall not have the right to refuse to accept delivery of the Platform provided the same is substantially completed and capable of being utilized by Owner. Any remaining items shall be completed by Builder following delivery and prior to departure of the Platform from Builder's Yard, or Owner and Builder may mutually agree on an appropriate reduction of the Contract Price for such remaining items.

         (b) On the Delivery Date, Owner shall pay to Builder all amounts payable under this Agreement and Builder and Owner shall execute and deliver a Protocol of Acceptance and Delivery acknowledging delivery of the Platform. Builder shall further deliver to Owner a Bill of Sale confirming the conveyance of title to the Platform to the Owner, which Bill of Sale shall (i) generally describe the Platform as a mobile, self-contained and elevating platform, (ii) contain a general warranty of title and freedom from liens (except as to matters arising by, through, or under Owner) in favor of the Owner, and (iii) be deemed to contain the additional warranties and covenants set forth in
                  Section 11 hereinbelow without the necessity of making any reference to such warranties in the Bill of Sale. Builder shall also deliver to Owner the remaining delivery documents set forth in the Specifications.

         (c) Builder shall deliver the Platform along side Builder's dock at the Yard. Following delivery, Owner shall have the right to dock the Platform at Builder's Yard for a period not to exceed fourteen (14) days, after which time the Platform must depart from Builder's Yard. During such post-delivery docking period, Owner shall pay to Builder its standard charges for shore power, potable water, and security guard service. All such charges must be paid by Owner to Builder prior to departure of the Platform from Builder's Yard.

11.      Warranty

         Builder hereby warrants to Owner that (i) Builder's workmanship and materials shall be free from material defects (except that with respect to painting and coating Builder warrants only that same shall be applied in accordance with the instructions of the supplier thereof),
         (ii) that the Owner Furnished Equipment shall be installed in accordance with the provisions of subpart (h) hereof, and (iii) to the extent warranted by LeTourneau under the terms and conditions of the executed and delivered Kit Construction Agreement that the components of the Equipment manufactured by LeTourneau shall be free from material defects in LeTourneau's workmanship and material and shall perform in accordance with the executed and delivered Kit Construction Agreement and the specifications attached thereto as Annex C in normal use and service (any failure to meet the requirements of (i), (ii), or (iii) being herein a "Warranty Deficiency"). The warranty set forth in the preceding sentence (hereinafter referred to as the "Warranty") shall commence on the date of delivery of the Platform to Owner and expire twelve (12) months thereafter (provided, however, that the Warranty on the Equipment manufactured by LeTourneau shall expire on the earlier to occur of (i) thirty-six (36) months after the delivery of the item in question to Builder by LeTourneau at LeTourneau's plant and (ii) twelve
         (12) months after the date of delivery of the Platform; and provided, further, that if any of the equipment of the Platform, including without limitation any cranes or winches, is put into service prior to said delivery, (i) Builder shall at its own cost and expense restore such equipment to like new condition, and (ii) the twelve (12) months warranty period shall commence with the commencement of such service or operation insofar as such equipment is concerned) and shall be subject to the following provisions:

         (a) The Warranty shall not apply to any part of the Platform which (i) has been misused, damaged due to negligence of Owner or others, or structurally repaired or altered after acceptance of the Platform by Owner by anyone other than Builder or its duly authorized representative, or (ii) has been damaged because of its use, or the use of any other materials or equipment, after Owner (or any other person or firm [excluding Builder] operating the Platform or its equipment) has knowledge of such defect. Except for the components of the Equipment manufactured by LeTourneau as expressly set forth and as limited herein, equipment or other components of the Platform sold to Owner pursuant to this Agreement but not manufactured by Builder are not warranted to any extent, but Builder shall assign (to the extent same are assignable by Builder) to Owner, without recourse, any warranties furnished to Builder by the vendors of such equipment or other components. If any such warranties are not assignable, Builder shall permit Owner to seek performance or damages in Builder's name. Owner shall seek performance or damages under such warranties only from such parties and not from Builder. Builder shall use reasonable efforts to secure the best available warranties available from such vendors and shall cooperate with Owner in any resulting dispute Owner may have with such vendors.

         (b) The extent of Builder's liability for any breach of the Warranty shall be limited to (i) repairing or replacing (whichever of the two Builder, in its sole discretion, shall elect) any material defects in Builder's workmanship or materials, or causing the components of the Equipment manufactured by LeTourneau to perform in accordance with the executed and delivered Kit Construction Agreement and the specifications thereto by repairing or replacing (whichever of the two Builder, in its sole discretion, shall elect) any material defects in LeTourneau's workmanship or materials, as the case may be, at Builder's Yard or at any other shipyard of Builder or its affiliates (hereinafter referred to as an "Keppel Yard") or in the case of the LeTourneau Equipment or workmanship and materials at a shipyard of LeTourneau or one of its affiliates (hereinafter referred to as a "LeTourneau Yard", with the Platform to be brought to a Keppel Yard or a

                  LeTourneau Yard, as applicable, at Owner's sole risk and expense, or (ii) reimbursing Owner for the cost of such repair or replacement in accordance with the provisions of subsection (c) hereinbelow.

         (c) Owner, in the event of emergency, may elect to cause the necessary repairs or replacements to be made at a non-Keppel FELS Yard. In such event, Builder's sole obligation shall be to reimburse Owner for the cost of such repairs or replacements, provided, however, that in no event shall the sum to be paid to Owner by Builder exceed the cost that Builder would have borne, based on Builder's normal rates, if the repairs or replacements had been made at the Builder's Yard. If Owner elects to proceed under the provisions of this subsection (c), Owner shall, as soon as possible after such election (but in any event prior to the commencement of such repairs or replacements), notify Builder of the time, place, and estimated cost of such repairs and replacements. Builder shall have the right to verify, at its sole cost and expense, by its own representative, the nature and extent of the defects complained of prior to the time that the repairs or replacements are made, and if in fact no breach of the Warranty made by Builder herein has occurred, Owner shall pay to Builder a per diem fee equal to Builders then current labor rate schedule and the reasonable expenses incurred by such representative.

         (d) The REMEDIES provided in subsections (b) and (c) hereinabove are EXCLUSIVE. Owner further agrees that in no event will Builder's liability to Owner for breach of the Warranty set forth in subsection (a) with respect to the components of the Equipment manufactured by LeTourneau exceed such amount as Builder may actually recover from LeTourneau for the same breach of warranty under the executed and delivered Kit Construction Agreement. The Warranty shall not include transportation, towage, insurance, or other incidental expenses. In no event shall the obligation of Builder to repair or replace (or to reimburse Owner pursuant to subsection (c) hereinabove for the cost of repairing or replacing) defective workmanship or materials be construed to require Builder to repair or replace more than the actual workmanship or material that is found to be defective. The Platform as a whole or any other part thereof shall not be construed to be "workmanship" or "material" for the purposes of the preceding sentence and this Agreement, and in no event shall Builder be required to repair or replace any portion or all of the Platform damaged by a Warranty Deficiency.

         (e) The Warranty shall not be effective unless Builder receives from Owner a written notice of claimed the Warranty Deficiency
                  (i) within thirty (30) days after the date of discovery of such Warranty Deficiency and (ii) prior to the expiration of the prescribed Warranty period.

         (f) Any work performed or materials furnished by Builder pursuant to the Warranty shall be warranted for the remaining term of the original Warranty, and nothing in subsection (b) or (c) shall extend the Warranty period beyond the Warranty period specified in this Section 11.

         (g) THE WARRANTY AS DEFINED HEREINABOVE IS IN LIEU OF ALL OTHER WARRANTIES (EXCEPT OF TITLE), EXPRESS OR IMPLIED, STATUTORY OR AT COMMON LAW, AND ALL OTHER LIABILITIES (AT

                  COMMON LAW OR IN CONTRACT, TORT, OR OTHERWISE, RELATING IN ANY WAY TO THE PLATFORM OR COMPONENTS THEREOF OR SERVICES
                  TO BE PROVIDED UNDER THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, STRICT LIABILITY AND NEGLIGENCE). WITHOUT LIMITATION OF THE GENERALITY OF THE IMMEDIATELY PRECEDING SENTENCE, BUILDER EXPRESSLY DISCLAIMS AND NEGATES (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR
                  PURPOSE, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES (iv) ANY IMPLIED OR EXPRESS WARRANTY OF DILIGENCE, (v) ANY IMPLIED OR EXPRESS
                  WARRANTY OF WORKMANLIKE SERVICE, (vi) ANY IMPLIED OR EXPRESS WARRANTY OF SEAWORTHINESS, AND (vii) ALL OTHER LIABILITY, AT COMMON LAW OR IN CONTRACT OR TORT OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, STRICT LIABILITY
                  (WHETHER FOUNDED IN SECTION 402(A) OF THE RESTATEMENT OF TORTS OR OTHERWISE) AND NEGLIGENCE, WHETHER OCCASIONED BY ACTS OR OMISSIONS OF SOLE OR CONCURRENT NEGLIGENCE OF BUILDER, ITS AFFILIATES AND/OR OTHERS. BUILDER DISCLAIMS
                  LIABILITY FOR, AND IN NO EVENT WHATEVER SHALL BE LIABLE FOR, ANY LOSS OF PROFITS OF OWNER OR OTHERS OR ANY OTHER INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

         (h) Builder's liability with respect to the Owner Furnished Equipment shall extend only to installation thereof in accordance with the certified equipment drawings furnished by Owner in those instances where such Equipment is actually installed by Builder. In all other instances (including, without limitation, those instances in which Owner does not furnish certified equipment drawings to Builder), the sole risk and responsibility for the proper installation of the Owner Furnished Equipment shall, as between Builder and Owner, be borne by Owner. In all instances the sole risk and responsibility for the operability of the Owner Furnished Equipment shall, as between Builder and Owner, be borne by Owner.

         (i) No employee or representative of Builder is authorized to change the Warranty in any way or to grant any other warranty.

         (j) Owner understands and agrees that any modification to the design of the Package or modification to the Equipment made by the Owner are the responsibility of Owner and not the responsibility of Builder for any purpose whatsoever, including claims for damages or other liability asserted by Owner, its customers or any third party. In the event such modifications require class or regulatory approval, Owner shall be responsible for obtaining such approval unless Builder accepts the responsibility by executing a change order to perform the work as additional work under this Agreement.

         (k) Owner understands and agrees that the information contained in the Package and relating to the Equipment do not guarantee a fixed or variable weight of the Platform or designate the use of equipment other than the Equipment. The fixed and variable weight of the Platform and the selection of equipment other than the Equipment are decisions of the Owner, including outfitting and fabrication decisions.
                  The weight information provided by Builder is for information only and reflects estimated and approximate data only, and will be greatly affected by equipment selections. Builder is unable to predict actual weights for the Platform to be constructed by Builder. Builder does not warrant or represent that Builder's sale or construction of a Platform will meet the estimated or approximate data supplied to Owner.

12.      Indemnification Provisions

         A.       BUILDER INDEMNITIES

         (A) BUILDER HEREBY AGREES TO RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS OWNER, ITS CUSTOMERS, AND THEIR RESPECTIVE
                  PARENT, HOLDING AND AFFILIATED COMPANIES, AND THEIR EMPLOYEES, OFFICERS, DIRECTORS, AND AGENTS AND THE CONTRACTORS
                  AND SUBCONTRACTORS OF OWNER AND THEIR SERVANTS (COLLECTIVELY THE "OWNER INDEMNITEES"), FROM AND AGAINST ALL LIABILITIES, LOSSES, CLAIMS, DEMANDS OR CAUSES OF ACTION (COLLECTIVELY "CLAIMS"), BY BUILDER OR ITS CONTRACTORS AND SUBCONTRACTORS OF ANY TIER OR THEIR RESPECTIVE EMPLOYEES, OFFICERS AND AGENTS, BASED ON ILLNESS, INJURY OR DEATH OR DAMAGE OR DESTRUCTION OR LOSS OF USE OF PROPERTY THEREOF INCLUDING WITHOUT LIMITATION THE YARD, OCCURRING PRIOR TO THE DELIVERY TO AND ACCEPTANCE BY OWNER OF THE PLATFORM, INCIDENT TO OR CONNECTED WITH OR ARISING OUT OF OR IN ANY
                  WAY RELATED  DIRECTLY OR INDIRECTLY  TO THE  PERFORMANCE
                  OF THIS AGREEMENT OR BREACH HEREOF, REGARDLESS OF CAUSE, INCLUDING THE SOLE OR CONCURRENT NEGLIGENCE OR FAULT OF ANY OF BUILDER OR THE OWNER INDEMNITEES OR THEIR OFFICERS, AGENTS, EMPLOYEES, OR SUBCONTRACTORS OF ANY TIER OR THEIR EMPLOYEES OR AGENTS, UNSEAWORTHINESS, STRICT LIABILITY,
                  OR ANY OTHER EVENT OR CONDITION WHETHER OR NOT ANTICIPATED
                  BY ANY PERSON OR PARTY,  REGARDLESS OF WHETHER PREEXISTING
                  THE EXECUTION OF THIS AGREEMENT.

         (B) BUILDER SHALL BE LIABLE FOR ALL COSTS, EXPENSES, AND REASONABLE ATTORNEYS FEES INCURRED BY OWNER INDEMNITEES IN DEFENDING ANY COVERED CLAIMS AND IN ASSERTING THE INDEMNITIES AS SET FORTH HEREIN AGAINST BUILDER. BUILDER SHALL BE OBLIGATED TO BEAR THE EXPENSE OF THE INVESTIGATIONS AND EXPENSES OF ALL CLAIMS ARISING THEREFROM AND TO PAY THE FULL AMOUNT OF ANY JUDGMENT OR SETTLEMENT RENDERED AGAINST THE

                  OWNER INDEMNITEES, IT BEING STIPULATED THAT ALL OBLIGATIONS OF INDEMNITY ASSUMED HEREIN SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, REGARDLESS OF HOW SUCH TERMINATION IS EFFECTED. THE OWNER INDEMNITEES SHALL PROVIDE REASONABLE ASSISTANCE TO BUILDER IN RELATION TO THE DEFENSE OF CLAIMS WHICH ARE SUBJECT TO INDEMNITY HEREUNDER.


         B.       OWNER INDEMNITIES

         (A) OWNER HEREBY AGREES TO RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS BUILDER AND LETOURNEAU AND THEIR RESPECTIVE PARENTS, HOLDING AND AFFILIATED COMPANIES, AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, AND AGENTS AND THE CONTRACTORS AND SUBCONTRACTORS OF BUILDER AND LETOURNEAU AND
                  THEIR  SERVANTS   (COLLECTIVELY  THE  "BUILDER
                  INDEMNITEES"), FROM AND AGAINST ALL LIABILITIES, LOSSES, CLAIMS, DEMANDS, COSTS, OR CAUSES OF ACTION (COLLECTIVELY "CLAIMS"), BY OWNER OR ITS CONTRACTORS OR SUBCONTRACTORS
                  OF ANY TIER OR THEIR RESPECTIVE EMPLOYEES, OFFICERS AND AGENTS, BASED ON ILLNESS, INJURY OR DEATH OR DAMAGE OR DESTRUCTION OR LOSS OF USE OF PROPERTY OTHER THAN THE PLATFORM, OCCURRING PRIOR TO THE DELIVERY TO AND ACCEPTANCE BY OWNER OF THE PLATFORM, INCIDENT TO OR CONNECTED WITH
                  OR ARISING OUT OF OR IN ANY WAY  RELATED  DIRECTLY OR
                  INDIRECTLY TO THE PERFORMANCE OF THIS AGREEMENT OR BREACH HEREOF, REGARDLESS OF CAUSE, INCLUDING THE SOLE OR CONCURRENT NEGLIGENCE OR FAULT OF ANY OF OWNER OR THE BUILDER INDEMNITEES OR THEIR OFFICERS, AGENTS, EMPLOYEES, OR SUBCONTRACTORS OF ANY TIER OR THEIR EMPLOYEES OR AGENTS, UNSEAWORTHINESS, STRICT LIABILITY OR ANY OTHER EVENT OR CONDITION WHETHER OR NOT ANTICIPATED BY ANY PERSON OR PARTY, REGARDLESS OF WHETHER PREEXISTING THE EXECUTION OF
                  THIS AGREEMENT.

         (B) OWNER SHALL BE LIABLE FOR ALL COSTS, EXPENSES, AND REASONABLE ATTORNEYS FEES INCURRED BY BUILDER INDEMNITEES IN DEFENDING ANY COVERED CLAIMS AND IN ASSERTING THE INDEMNITIES AS SET FORTH IN SUBSECTION (A) HEREINABOVE AGAINST OWNER. OWNER SHALL BE OBLIGATED TO BEAR THE EXPENSE OF THE INVESTIGATIONS AND EXPENSES OF ALL CLAIMS ARISING THEREFROM AND TO PAY THE FULL AMOUNT OF ANY JUDGMENT OR SETTLEMENT RENDERED AGAINST THE BUILDER INDEMNITEES, IT BEING STIPULATED THAT ALL OBLIGATIONS OF INDEMNITY ASSUMED HEREIN SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, REGARDLESS OF HOW SUCH TERMINATION IS

                  EFFECTED. THE BUILDER INDEMNITEES SHALL PROVIDE REASONABLE ASSISTANCE TO OWNER IN RELATION TO THE DEFENSE OF CLAIMS WHICH ARE SUBJECT TO INDEMNITY HEREUNDER.

         C. AS USED HEREIN AND IN SECTIONS 14 AND 24 HEREINBELOW, "AFFILIATES" OR "AFFILIATED COMPANIES" SHALL MEAN AN ENTITY WHICH, DIRECTLY OR INDIRECTLY, THROUGH ONE OR MORE INTERMEDIARIES, CONTROLS, IS CONTROLLED BY, OR IS UNDER COMMON CONTROL WITH, THE PARTY IN QUESTION.

13.      Patent Indemnity

         (a) Builder hereby agrees to defend any claim or suit and to indemnify and save Owner harmless from and against any damages (including the costs of the suit and reasonable attorney's fees) awarded against Owner in a suit arising out of any infringement of any United States Letters Patent by reason of the incorporation into the Platform in accordance with the Package of any Equipment components manufactured by LeTourneau; provided, however, that

         (i) the indemnity contained in this Section 13 shall not apply to any claim or suit arising out of the construction or use of
                  (1) processes, devices, apparatus, or equipment specified or furnished by Owner or anyone else other than Builder, and LeTourneau for which Owner shall indemnify and defend Builder, and mounted upon or used in connection with the Platform; and
                  (2) any combination of and falling within subsection (i)(1) herewith of the Equipment or the Platform; and

         (ii) Owner shall give Builder prompt written notice of any such claim or suit and shall permit Builder to control settlement negotiations and any litigation in connection therewith; provided, however, no settlement which purports to acknowledge, on Owner's behalf the validity of the patent involved shall be entered into by Builder without Owner's consent. As to any Equipment components purchased by Builder, Builder shall assign (to the extent same is assignable) to Owner, without recourse, any patent indemnity coverage granted to Builder by any vendor thereof. Owner shall seek performance or damages under such warranties and Patent indemnities only from such parties and not from Builder.

         (b) Builder makes no representations and extends no warranties that the manufacture, construction, or commercialization of the Platform will not infringe the claims of any United States or foreign Letters Patent that are not included in
                  Article II of the executed and delivered License Agreement, and Builder specifically excludes any responsibility, liability, or obligation to defend Owner or to hold harmless and indemnify Owner against charges, claims, or suits brought against Owner, its affiliates (an "affiliate" of Owner being an entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with Owner), assigns, successors, agents, employees, representatives, subcontractors, or independent contractors for infringement of any United States or foreign Letters Patent not included in Article II of the executed and delivered License Agreement. Owner further agrees that in no event shall Builder's liability to indemnify and hold harmless Owner as provided herein exceed such amount as Builder may actually recover from LeTourneau for the same obligation to indemnify and hold harmless under the executed and delivered License Agreement.

         (c) Owner agrees to defend any claim, suit, or proceeding brought against Builder alleging that the construction or use by Builder, pursuant to this Agreement, of any process, method of construction, construction equipment, device, or apparatus (including, without limitation, Owner Furnished Equipment) specified or furnished by Owner or mounted upon or used in connection with the Platform constitutes infringement of any letters patent, and Owner agrees to indemnify and save Builder harmless from and against any judgment rendered against Builder as a result of such claim, suit, or proceeding. Builder shall promptly notify Owner in writing of any such claim, suit, or proceeding and shall permit Owner to control the conduct and settlement of such claim, suit, or proceeding, provided, however, no settlement shall be entered into without Builder's consent which purports to acknowledge on Builder's behalf the validity of any patent. Builder shall provide information and assistance to Owner, at Builder's expense, as may be reasonably necessary to aid in the conduct and settlement of the claim, suit, or proceeding. Builder shall be entitled to participate, at its own expense, in the conduct and settlement of such claim, suit, or proceeding through its selected representatives and attorneys.

14.      General Limitation of Liability

         IN NO EVENT SHALL BUILDER OR LETOURNEAU OR THEIR AFFILIATES OR THE AGENTS, OFFICERS, EMPLOYEES, INVITEES, OR REPRESENTATIVES OF BUILDER OR ITS AFFILIATES OR THE SUBCONTRACTORS OF LETOURNEAU OR THEIR SERVANTS BE LIABLE TO OWNER, ITS AGENTS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUBCONTRACTORS, INDEPENDENT CONTRACTORS, OR AFFILIATES, OR TO ANY THIRD PARTIES FOR ANY ECONOMIC LOSS, PHYSICAL HARM, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY LOSS OF, OR LOSS OF USE OF, THE EQUIPMENT OR THE PLATFORM, LOSS OF BUSINESS OPPORTUNITIES, LOSS OF PROFITS OF BUYER OR OTHERS OR ANY OTHER INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES, ARISING OUT OF, RESULTING FROM OR RELATING IN ANY WAY TO THIS AGREEMENT OR THE EXECUTED AND DELIVERED LETOURNEAU AGREEMENTS OR ANY ACTIVITIES OR OMISSIONS OR DELAYS IN CONNECTION HEREWITH OR THEREWITH INCLUDING, WITHOUT LIMITATION, THE PERFORMANCE (WHETHER TIMELY OR NOT) OR THE NON-PERFORMANCE OF THIS AGREEMENT OR THE EXECUTED AND DELIVERED LETOURNEAU AGREEMENTS, BREACH OF ANY WARRANTY, THE DESIGN OF THE PLATFORM OR ANY PART THEREOF OR , OR THE LOSS OF OR LOSS OF USE OF THE PLATFORM OR ANY PART THEREOF OR ANY OTHER EQUIPMENT, MATERIALS, OR

         PROPERTY), REGARDLESS OF CAUSE AND REGARDLESS OF WHETHER BUILDER, LETOURNEAU OR THEIR AFFILIATES, AND/OR THEIR RESPECTIVE OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, CONTRACTORS, SUBCONTRACTORS, AND/OR OTHERS MAY BE WHOLLY, PARTIALLY, OR SOLELY NEGLIGENT OR OTHERWISE AT FAULT, UNSEAWORTHINESS, STRICT LIABILITY, OR ANY DEFECT IN PREMISES, EQUIPMENT, OR MATERIALS, OR ANY OTHER EVENT OR CONDITION WHETHER OR NOT ANTICIPATED BY ANY PERSON OR PARTY, REGARDLESS OF WHETHER PREEXISTING THE EXECUTION OF THIS AGREEMENT.
         IN NO EVENT SHALL OWNER OR ITS AFFILIATES OR THE AGENTS, OFFICERS, EMPLOYEES, INVITEES, OR REPRESENTATIVES OF OWNER OR ITS AFFILIATES BE LIABLE TO BUILDER, ITS AGENTS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUBCONTRACTORS OR INDEPENDENT CONTRACTORS (NOT INCLUDING LETOURNEAU), OR AFFILIATES, OR TO ANY THIRD PARTIES FOR ANY ECONOMIC LOSS, PHYSICAL HARM, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY LOSS OF, OR LOSS OF USE OF THE SHIPYARD, LOSS OF BUSINESS OPPORTUNITIES, LOSS OF PROFITS OF BUILDER OR OTHERS, OR ANY OTHER INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES, ARISING OUT OF, RESULTING FROM OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY ACTIVITIES OR OMISSIONS OR DELAYS IN CONNECTION HEREWITH OR THEREWITH INCLUDING, WITHOUT LIMITATION, THE PERFORMANCE (WHETHER TIMELY OR NOT) OR THE NON-PERFORMANCE OF THIS AGREEMENT, REGARDLESS OF CAUSE AND REGARDLESS OF WHETHER OWNER OR ITS AFFILIATES, AND/OR THEIR RESPECTIVE OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, CONTRACTORS, SUBCONTRACTORS, AND/OR OTHERS MAY BE WHOLLY, PARTIALLY, OR SOLELY NEGLIGENT OR OTHERWISE AT FAULT, UNSEAWORTHINESS, STRICT LIABILITY, OR ANY DEFECT IN PREMISES, EQUIPMENT, OR MATERIALS, OR ANY OTHER EVENT OR CONDITION WHETHER OR NOT ANTICIPATED BY ANY PERSON OR PARTY, REGARDLESS OF WHETHER PREEXISTING THE EXECUTION OF THIS AGREEMENT; PROVIDED, HOWEVER, NOTHING HEREIN SHALL BE DEEMED TO RELIEVE OWNER OF THE OBLIGATION TO PAY TO BUILDER ALL AMOUNTS DUE OR OTHERWISE PAYABLE UNDER THIS AGREEMENT, SUCH THAT BUILDER RECEIVES THE FULL BENEFIT OF ITS BARGAIN REGARDLESS OF ANY BREACH OR FAILURE OF OWNER TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT IN FULL.

15.               Force Majeure

         (a) For purposes of this Agreement, events of "force majeure" shall be defined to mean all causes beyond the reasonable control of the party asserting the benefit of this Section, and shall include but not be limited to fire, explosion, breakdown of machinery or equipment, shortage or unavailability of materials or equipment, delay in transportation, government order, edict, or other action, storms, floods, abnormal weather that prevents blasting or painting, strikes or other labor disturbances, destruction or damage to Builder's Yard or equipment or any Owner

                  Furnished Equipment or the Platform or any part thereof from any cause; acts of Owner or the classification society or regulatory bodies having or purporting to have jurisdiction including failure to give timely approvals; late delivery of Owner Furnished Equipment or failure to furnish in a timely manner necessary information concerning the Owner Furnished Equipment or the performance of the work; and any other causes or accidents of the same or similar nature which are beyond the control of the Builder or Owner or any or their respective subcontractors or suppliers.
                  In case either party shall be unable, wholly or in part, because of any such event of force majeure to carry out its obligations under this Agreement, the time for performance, other than the obligation to make payments, shall be extended by the period of such actual delay due to force majeure for which notices are given as provided hereinbelow. Performance of any obligations suspended while any force majeure is operative shall be resumed as soon as possible after such force majeure ceases. The party seeking benefit of this Section shall notify the other of the occurrence of each event of force majeure within seven
                  (7) days after  commencement  of such event.  After ninety
                  (90) continuous days of delay in the construction of the Platform due to force majeure, Builder and Owner shall each have the right to terminate this Agreement without further liability of either party to the other except that (1) Builder shall retain all progress payments pursuant to
                  Section 2(b) hereinabove and shall be paid by Owner for the price for that portion of the Platform then constructed for which progress payments have not yet been made and all work in process (including profit on all to Builder) and
                  (2) Builder shall (a) permit the Platform, work in process and Owner Furnished Equipment to remain in Builder's yard for a period of ninety (90) days following such termination to permit the Owner time to dispose of such, and (b) on a time and materials basis at Builder's customary rates, perform such work on the Platform, work in process or Owner Furnished Equipment as Owner reasonably requires to facilitate such disposition. Owner shall pay to Builder its standard charges for shore power, potable water, and security guard service.

16.               Independent Contractor

         (a) Throughout the entire term of this Agreement, Builder shall be an independent contractor with full power and authority to select the means, methods and manner of performing its work hereunder.

         (b) All operations shall be conducted in Builder's own name and as an independent contractor and not in the name of, or as an agent for, Owner. In the event Builder shall sublet or subcontract any of the construction of the Platform provided for herein, Builder nevertheless shall remain primarily responsible for compliance with all of the provisions hereof and for the portion of the construction of the Platform performed by the party to whom the work is sublet or subcontracted, and Builder shall require such subcontractor and such subcontractor's employees, agents and representatives to comply with all the agreements, covenants, terms, conditions, and provisions on the part of Builder to be performed hereunder insofar as applicable to the work to be performed by each party.

17.      Default

         A. Builder's Default

         (a) Builder shall be in default of its obligations under this Agreement if any of the following events occurs:

                  (i) The failure of the Builder to perform or breach of any of the material covenants, agreements, or undertakings on its part to be performed under this Agreement, provided that the Owner shall give notice to the Builder as to such failure and the Builder shall not, within ten (10) days after being so notified, commence and diligently prosecute to completion remedial action to cure such failure to perform or breach;

                  (ii) Builder goes into liquidation, whether voluntary or compulsory, or enters into a scheme of arrangement, or makes a general assignment of its assets for the benefit of its creditors, or a receiver or receivers of any kind whatsoever, whether temporary or permanent, is appointed for the property of Builder, or Builder institutes proceedings for its reorganization or the institution of such proceedings by creditors and approval thereof by the court, whether proposed by a creditor, a stockholder or any other person whomsoever, or Builder suffers any execution against a major portion of its assets which is not satisfied within seven (7) days, or Builder fails generally, or admits in writing its inability, to pay its debts generally as they become due.

         (b). If any default by Builder occurs as defined in subsection (a) of this Section 17(A), Owner, at its election, may upon prompt notice to Builder terminate this Agreement. Prior to exercise of the remedies provided for hereinbelow, if Builder disputes that it is in default, Owner shall first be required to post with Builder a corporate surety bond from a first class U.S. surety acceptable to Builder in a form reasonably satisfactory to Builder. Such bond shall be in an amount equal to 150% of any sum claimed by Builder under this Agreement. Owner's sole and EXCLUSIVE remedies for any such default shall be to terminate this Agreement, and upon termination Owner shall immediately remove the Platform from Builder's Yard in its then stage of construction and have the Platform completed by others; provided, however, in the event of a default under subsection 17A(a)(ii) (except with respect to reorganization or temporary receivership), the Builder shall upon the request of Owner put the Platform and her equipment, materials and parts into such condition, do such other things as will allow her/them to be safely removed from the Builder's Yard, or to be worked on in the Yard, as the Buyer may direct and commit all manpower reasonably necessary from personnel physically present at or employed or engaged by the Yard for this purpose and to assist reasonably the towage, pilotage and departure of the Platform. Upon termination, Owner shall be obligated to pay Builder all sums due and owing Builder as of the date of termination and a portion of the remaining milestones due after the date of termination based on the percentage of work performed before the date of termination with respect to such remaining milestones; provided, however, Owner shall be entitled to (a) an assignment of title by Builder, free and clear of all liens, encumbrances and claims of any kind, in and to the Platform, including all equipment, raw material, goods and appurtenances purchased by Builder for incorporation on or into the Platform, to the extent in each case that Owner has paid for same, and (b) deduct from any amounts due Builder any additional reasonable costs incurred by Owner to complete the Platform (over and above the balance of the Contract Price that Owner would have reasonably expected to have paid had Builder completed the Platform); provided, that Owner shall endeavor to mitigate any such additional costs incurred to relocate and/or to complete the Platform wherever possible; and provided further, however, that in no event shall such additional costs as referred to herein exceed, in aggregate, the sum of US$7,500,000.00. Upon transfer of title, settlement and payment of Builder's obligations as stated above, the parties' liability recited herein shall be discharged.

         B.  Owner's Default

         (a) Owner shall be in default of its obligations under this Agreement if any of the following events occurs:

                  (i) In the event of failure by Owner to pay to Builder any installments which are properly payable pursuant to Section 2(b) hereinabove or the failure of the Owner to perform or breach of any of the other material covenants, agreements, or undertakings on its part to be performed under this Agreement, provided that the Builder shall give notice to the Owner as to such failure and the Owner shall not, within five (5) days in the case of failure to pay or to take delivery of the Platform when completed under the terms of this Agreement and thirty (30) days in the case of other defaults after being so notified, cure such failure to perform or breach;

                  (ii) Owner goes into liquidation, whether voluntary or compulsory, or enters into a scheme of arrangement, or makes a general assignment of its assets for the benefit of its creditors, or a receiver or receivers of any kind whatsoever, whether temporary or permanent, is appointed for the property of Owner, or Owner institutes proceedings for its reorganization or the institution of such proceedings by creditors and approval thereof by the court, whether proposed by a creditor, a stockholder or any other person whomsoever, or Owner suffers any execution against a major portion of its assets which is not satisfied within seven (7) days, or Owner fails generally, or admits in writing its inability, to pay its debts generally as they become due.

         (b). If any default by Owner occurs as defined in subsection (a) of this Section 17(B), Builder, at its election, may upon prompt notice to Owner suspend its performance under this Agreement and at any time thereafter may terminate this Agreement without prejudice and exercise all rights and remedies available to Builder at law, in admiralty, or in equity.

18.      Litigation

         (a) Owner and Builder agree that any legal suit, action, or proceeding arising out of or relating to this Agreement may be instituted only in a state or federal court in Cameron County, Texas, United States of America.

         (b) Owner hereby designates M&C Corporate Services Ltd., P.O. Box 309GT, Ugland House, South Church Street, George Town,
                  Grand Cayman, Cayman Islands ("M&C") who will accept service via certified mail, return receipt requested as Owner's authorized agent and acknowledges on its behalf service of any and all process and, if through reasonable efforts, service on M&C has been unsuccessful, Owner hereby designates and appoints the Secretary of State, State of Texas, as Owner's authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action, or proceeding in any such State or federal court in the State of Texas and agrees that service of process upon said agent or the Assistant Secretary of State or any clerk having charge of the corporation department of the office of said Secretary of State, at his office in Austin, Texas, and written notice of said service to Owner, mailed or delivered to Owner at the address specified for Owner in Article 19 of this Agreement, shall be deemed in every respect effective service of process upon Owner in any suit, action, or proceeding and shall be taken and held to be valid personal service upon Owner, whether or not Owner shall then be doing, or at any time shall have done, business within the State of Texas, and that any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in such State, and waives all claims of error by reason of any such service.

         (c) Builder hereby designates and appoints C.Y. Ho, Keppel AmFELS, Inc., Highway 48, Port of Brownsville, Brownsville,
                  Texas 78523 ("Ho") as Builder's authorized agent and acknowledges on its behalf service of any and all process and, if through reasonable efforts, service on Ho has been unsuccessful, Builder hereby designates and appoints the Secretary of State, State of Texas, as Builder's authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action, or proceeding in any such State or federal court in the State of Texas and agrees that service of process upon said agent or the Assistant Secretary of State or any clerk having charge of the corporation department of the office of said Secretary of State, at his office in Austin, Texas, and written notice of said service to Builder, mailed or delivered to Builder at the address specified for Builder in Article 19 of this Agreement, shall be deemed in every respect effective service of process upon Builder in any suit, action, or proceeding and shall be taken and held to be valid personal service upon Builder, whether or not Builder shall then be doing, or at any time shall have done, business within the State of Texas, and that any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in such State, and waives all claims of error by reason of any such service.

19.      Notice

         Any notice provided for under this Agreement must be given in writing, but may be served by depositing same in the mail, addressed to the party to be notified, postage paid, and registered or certified with return receipt requested, or by delivering same in person to such other party, or by pre-paid telegram, telex, facsimile confirmed by mail, or cable. For purposes of notice, the addresses of the parties shall be:

                  If to Owner:           Atwood Oceanics Pacific Limited
                                         332A-11C, 11th Floor
                                         Plaza Ampang City
                                         Jalan Ampang
                                         50450 Kuala Lumpur, Malaysia
                                         Telephone: 011-603-4255-9714
                                         Facsimile:  011-603-4257-9208

                    Attention:           Mr. Tony Dyne

                                         with a copy to
                                         Atwood Oceanics, Inc.
                                         15835 Park Ten Place Drive, Suite 200
                                         Houston,Texas 77084
                  Telephone:             ( 281 ) 749-7805
                  Facsimile:             (281 ) 578-3253
                  Attention:             Mr. Glen Kelley


         If to Builder:    Keppel AMFELS, Inc.
                           P.O. Box 3107
                           Highway 48
                           Port of Brownsville
                           Brownsville, Texas 78523
                           Telephone:  (956) 831-8200
                           Facsimile:  (956) 831-6220
                           Attention:  C.Y. Ho

         Provided, however, that each party shall have the continuing right to change its address of notice at any time or times by the giving of ten
         (10) days notice in the manner hereinabove described. Notices shall be deemed given only upon receipt or by facsimile confirmation.

20.      Successors and Assigns

         This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto, and their respective successors and assigns. It is expressly understood and agreed that neither party shall assign any of its rights, title and interest thereto without the prior written consent of the other party; provided, however, that regardless of any such assignment Owner shall remain primarily liable to Builder for the performance of the obligations of Owner under this Agreement.

21.      Governing Law

         This Agreement shall be deemed to have been made under, shall be construed and interpreted in accordance with the laws of the State of Texas, excluding any conflicts of law rule or law which might refer such construction and interpretation to the laws of another state, republic or country; provided, however, that all matters relating to the interpretation of any patent or patent application will be decided in accordance with the laws of the county which issued the patent to be interpreted or in which the patent applications to be interpreted have been filed.

22.      Modification or Waiver

         This Agreement, which incorporates all prior negotiations and understandings relating to the subject matter thereof, sets forth the entire agreement of the parties hereto, and supersedes all previous negotiations, agreements, undertakings and representations, documents, minutes of meetings, letters or notices (whether oral or written) between the parties and/or their respective Affiliates with respect to the subject matter. This agreement shall not be modified or waived except by a written instrument executed by the duly authorized representatives of Builder and Owner. The failure of either party to insist upon strict performance of any provision hereof shall not constitute a waiver of or estoppel against asserting the right to require such performance in the future, nor shall a waiver or estoppel in any one instance, constitute a waiver or estoppel with respect to a later breach of a similar nature or otherwise. Each party agrees that it does not enter into this Agreement or the Contract relying upon any statement or representation or warranty (whether oral, written, expressed or implied) except those expressly contained in this Agreement.

23.      Reliance

         AS MORE FULLY SET FORTH IN OTHER PROVISIONS OF THIS AGREEMENT, BUILDER AND OWNER HAVE REACHED EXPRESS AGREEMENT WITH RESPECT TO THE LIMITATION OF THE LIABILITY OF THEIR RESPECTIVE LIABILITIES AND THE LIABILITIES OF LETOURNEAU IN CONNECTION WITH THIS AGREEMENT AND THE WAIVER REFERRED TO IN SECTION 24 HEREINBELOW. BUILDER AND OWNER EXPRESSLY RECOGNIZE THAT
         (A) THE PRICE FOR WHICH BUILDER HAS AGREED TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT HAS BEEN PREDICATED ON THE AFORESAID LIMITATION OF LIABILITY AND WAIVER (IT BEING ACKNOWLEDGED THAT OWNER COULD HAVE NEGOTIATED WITH BUILDER FOR MODIFICATIONS TO THE LIMITATION OF BUILDER'S AND LETOURNEAU'S LIABILITY AND THE WAIVER BUT THAT THE PRICE OF THE PLATFORM WOULD HAVE BEEN INCREASED TO REFLECT SUCH MODIFICATIONS), AND (B) BUILDER, IN DETERMINING TO PROCEED WITH THE PERFORMANCE OF ITS OBLIGATIONS PURSUANT TO THIS AGREEMENT, HAS EXPRESSLY RELIED ON SUCH LIMITATION OF LIABILITY AND WAIVER AND WOULD NOT HAVE EXECUTED THIS AGREEMENT BUT FOR SUCH LIMITATION OF LIABILITY AND WAIVER.

24.      Waiver of Consumer Rights and Representations of Owner

         OWNER HEREBY WAIVES THE SPECIAL RIGHTS AND PROTECTION PROVIDED BY THE PROVISION OF THE TEXAS DECEPTIVE TRADE PRACTICE ACTS-CONSUMER PROTECTION, CHAPTER 17, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE (OTHER THAN SECTION 17.555 WHICH IS NOT WAIVED), VERNON'S TEXAS CODES ANNOTATED, BUSINESS AND COMMERCE CODE. TO EVIDENCE ITS ABILITY TO GRANT SUCH WAIVER, OWNER HEREBY REPRESENTS AND WARRANTS TO BUILDER THAT OWNER (a) IS IN THE BUSINESS OF SEEKING OR ACQUIRING, BY PURCHASE OR LEASE, GOODS OR SERVICES FOR COMMERCIAL OR BUSINESS USE AND IS ACQUIRING THE GOODS AND SERVICES COVERED BY THIS AGREEMENT FOR COMMERCIAL OR BUSINESS USE, (b) HAS ASSETS OF $5,000,000 OR MORE ACCORDING TO ITS MOST RECENT FINANCIAL STATEMENT PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPALS, (c) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED HEREBY, (d) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION; AND (e) IS REPRESENTED BY LEGAL COUNSEL IN THIS TRANSACTION WHICH WAS NOT IDENTIFIED, SUGGESTED OR SELECTED BY BUILDER. Owner's representations and warranties shall survive the performance of all work in connection with this Agreement and shall remain effective regardless of any investigation at any time made by or on behalf of Builder or any information Builder may have with respect thereto. Owner hereby agrees to protect, indemnify, and hold Builder, LeTourneau, and their respective Affiliates free and harmless from and against any and all losses, costs (including, without limitation, the cost of the suit and reasonable attorneys' fees), claims, causes of action, and liabilities arising out or resulting from, or relating in any way to the breach of the aforesaid representations and warranties.

25.      Export Laws

         In accordance with the Export Administration Regulations issued by the United States Department of Commerce to enforce the Export Administration Act of 1979, as amended from time to time, Owner hereby gives written assurance to Builder that neither the Equipment nor the direct product thereof (including, without limitation, the Platform) nor any technical data is intended to be shipped, directly or indirectly, to any country, person, or other entity contrary to any laws, regulations or administrative orders of the United States or other jurisdiction applicable to a transaction affecting this Agreement and/or the executed and delivered LeTourneau Agreements. Owner further acknowledges that Builder, in determining to execute this Agreement and perform its obligations under this Agreement, has expressly relied on the written assurance contained in the immediately preceding sentence.

26.      Licenses

         Notwithstanding anything in this Agreement to the contrary, it is expressly understood that the obligations of Builder hereunder are subject to and conditioned upon the timely issuance of all required consents, approvals, rulings, licenses (including, without limitation, export licenses and reexport licenses), and orders in form and substance satisfactory to Builder from all agencies, governments, or other bodies having or purporting to have jurisdiction or control over any matters covered by or arising out of this Agreement or the executed and delivered LeTourneau Agreements. Builder shall have no liability (including, without limitation, any liability for damages, whether special, incidental, consequential, or otherwise) if Builder is unable to obtain, or is delayed in obtaining, any such required consent, approval, ruling, license, or order.

27.      Computation of Time

         All periods of time shall be computed by including Saturdays, Sundays and holidays except that if such period terminates on a Saturday, Sunday or holiday it shall be deemed extended to the business day next succeeding. All references in this Agreement to days shall mean calendar days. Subject to the expressed provisions of this Agreement, including without limitations Section 17, time is of the essence in this Agreement.

28.      Severability

         This Agreement shall cease and terminate if for any reason any of the terms and conditions of Sections 11(g) and 14 of this Agreement (hereinafter collectively referred to as the "Limitation of Liability Clauses") are held by any court of competent jurisdiction to contravene or to be invalid under the laws of any political body having jurisdiction over the subject matter hereof or thereof; provided, however, that notwithstanding the termination of this Agreement, Builder shall retain all progress payments then made and Owner shall be obligated to pay to Builder the price for that portion of the Platform then constructed for which progress payments have not yet been made and all work in process (including profit on all to Builder) on or before such termination. Owner and Builder agree not to take any action either on their own behalf, or by way of providing assistance to or cooperating with any third party for the purpose of invalidating any of the Limitations of Liability Clauses. If any of the terms and conditions of this Agreement other than the terms and conditions referred to in this Section 28 are held by any court of competent jurisdiction to contravene or to be invalid under the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement, but, instead, this Agreement shall be construed as if not containing the particular provision or provisions held to be invalid and the rights and obligations of the parties shall be construed and enforced accordingly and this Agreement shall thereupon and thereafter remain in full force and effect.

29.      Confidentiality and Ancillary Agreements

                  For and in consideration of the mutual covenants and provisions hereof, Owner and Builder shall contemporaneously with the execution of this Agreement execute and deliver to the other a Confidentiality Agreement and Ancillary Agreement in the forms attached hereto as Exhibits C and D.

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

30.      Construction

                  The parties to this Agreement having been represented by legal counsel of their own choosing in connection with the negotiation and drafting of this Agreement, this Agreement shall be construed and interpreted for all purposes without regard to the author of any specific language appearing herein. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on their behalf by their respective duly authorized representatives on the date first shown above.

                                       KEPPEL AmFELS, INC.


                                       By:/s/ C.Y. Ho
                                       Name: C.Y. Ho
                                       Title: President/CEO


                                       ATWOOD OCEANICS PACIFIC LIMITED


                                       By:/s/ Richard Morgan
                                       Name: Richard Morgan
                                       Title: Director


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